EXHIBIT 10.01





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                    RIO HOTEL & CASINO, INC.

                  1995 LONG-TERM INCENTIVE PLAN

       Adopted by the Board of Directors January 26, 1995
     As Amended by the Board of Directors on March 20, 1997
As Further Amended by the Board of Directors on February 25, 1998
           As Approved by Stockholders on May 21, 1998


      1.   PURPOSE

      The 1995 Long-Term Incentive Plan (the "Plan") is intended to promote the interests of Rio Hotel & Casino, Inc. and its subsidiaries (collectively the "Corporation") by offering certain executive officers, employees and outside consultants of the Corporation who are primarily responsible for the management, growth and success of the business of the Corporation, the opportunity to participate in a long-term incentive plan designed to reward them for their services and to encourage them to continue in the employ of or to provide services to the Corporation.

      2.   DEFINITIONS

      For all purposes of this Plan, the following terms shall have the following meanings:

      "Common Stock" means Rio Hotel & Casino, Inc. common stock,
$.01 par value.

       "ISO"  means  incentive  stock  options  qualified   under
Section 422 of the Internal Revenue Code of 1986, as amended.

      "Non-statutory Options" means stock options not qualified under Section 422 of the Internal Revenue Code of 1986, as amended.

      "Restricted Shares" means shares of Common Stock which have not been registered under federal securities law.

     "Rio" means Rio Hotel & Casino, Inc.

      "Subsidiary" means any company of which Rio owns, directly or indirectly, the majority of the combined voting power of all classes of stock.

       3.   ADMINISTRATION

       The Plan shall be administered by a Committee (the "Committee") composed solely of not less than two "non-employee directors," as defined by Rule 16b-3(b)(3)(i) of the Securities Exchange Act of 1934 (the "Exchange Act"), selected by, and serving at the pleasure of, Rio's Board of Directors (the "Rio Board").

     Plan participants may each be granted options to purchase up to a maximum of 500,000 shares in any one year. Initially, Rio or a Subsidiary will recommend to the Committee persons to whom awards may be granted. The Committee then shall have the authority, subject to the terms of the Plan, to determine, based upon

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recommendations,  the  persons to whom awards  shall  be  granted
("Participants") the number of shares covered by each award, the time or times at which awards shall be granted, the timing of when awards shall vest, and the terms and provisions of the instruments by which awards shall be evidenced, and to interpret the Plan and make all determinations necessary or advisable for its administration. The Committee shall notify the Rio Board of all decisions concerning awards granted to Participants under the Plan, the interpretation thereof, and determinations concerning its administration.

       4.   ELIGIBILITY

       Only persons who are employees, outside consultants, officers or employee-directors of the Corporation shall be granted awards. An ISO may not be issued to a person who, at the time of grant is a non-employee of the Corporation or to a person who owns stock of the Corporation possessing more than 10% of the total combined voting power of all classes of stock of Rio or a Subsidiary.

       5.   STOCK SUBJECT TO THE PLAN

       The stock from which awards may be granted shall be shares of Common Stock. When Restricted Shares are vested or when options are exercised, Rio may either issue authorized but unissued Common Stock or Rio may transfer issued Common Stock held in its treasury. The Rio Board will fund the Plan to the extent so required to provide Common Stock for the benefit of Participants. The total number of shares of Common Stock which may be granted as Restricted Shares or stock options shall not exceed, in the aggregate, 4,000,000 shares in total. Any Restricted Shares awarded and later forfeited are again subject to award under the Plan. If an option expires, or is otherwise terminated prior to its exercise, the shares of Common Stock covered by such an option immediately prior to such expiration or other termination shall continue to be available for grant under the Plan.

       6.   GRANTING OF OPTIONS

      The date of grant of options to Participants under the Plan will be the date on which the options are awarded by the Committee. The grant of any option to any Participant shall neither entitle nor disqualify such Participant from participating in any subsequent grant of options.

       7.   TERMS AND CONDITIONS OF OPTIONS

       Options shall be designated Non-statutory Options or ISOs and shall be evidenced by written instruments approved by the Committee. Such instruments shall conform to the following terms and conditions:

           7.1    OPTION PRICE

           The option price per share for an option shall be established by the Committee, but shall be no less than the fair market value of the Common Stock under option on the day the option is granted, which shall be an amount equal to the last reported sale price of the Common Stock on such date on the New York Stock Exchange, or such other stock exchange on which the Common Stock may be listed from time to time. The option price shall be paid (i) in cash or
     (ii) in Common Stock, including Common Stock underlying the option being exercised, having a fair market value equal to such option price or (iii) in a combination of cash and Common Stock, including Common Stock underlying the option being exercised. The fair market value of Common Stock delivered to Rio of a Subsidiary, as applicable, pursuant to the immediately preceding sentence shall be determined on the basis of the last reported sale

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     price of the Common Stock on the New York Stock Exchange  on the day of exercise or, if there was no such sale price on the day of exercise, on the day next preceding the day of exercise on which there was such a sale.

           7.2    TERM AND EXERCISE OF OPTIONS

           Unless otherwise provided in the instrument of grant for special circumstances, no option shall be exercisable sooner than six months and one day from the date of grant.

           Except in special circumstances, each option shall expire on the tenth anniversary of the date of its grant and shall be exercisable according to a vesting schedule to be determined by the Committee. However the Committee may include in any option instrument, initially or by amendment at any time, a provision making any installment or installments exercisable at such earlier date, if the Committee deems such provision to be in the interests of Rio or a Subsidiary or necessary to realize the reasonable expectation of the optionee.

           After becoming exercisable, each installment shall remain exercisable until expiration or termination of the option. After becoming exercisable an option may be exercised by the optionee from time to time, in whole or part, up to the total number of shares with respect to which it is then exercisable. The Committee may provide that payment of the option exercise price may be made following delivery of the certificate for the exercised shares.

          Upon the exercise of a stock option, the purchase price will be payable in full in cash or Common Stock, or a combination thereof, as provided in Paragraph 7.1. Any shares of Common Stock so assigned and delivered to Rio or the Subsidiary, as applicable, in payment or partial payment of the purchase price will be valued at Fair Market Value on the exercise date. Upon the exercise of an option, Rio or a Subsidiary, as applicable, shall withhold from the shares of Common Stock to be issued to the Participant the number of shares necessary to satisfy Rio's or the Subsidiary's, as applicable, obligation to withhold federal taxes, such determination to be based on the shares' Fair Market Value on the date of exercise.

           7.3    TERMINATION OF EMPLOYMENT OR ASSOCIATION

           Subject to Section 7.7, if an optionee ceases to be employed or associated with the Corporation, other than by reason of death, retirement as determined under any of the Corporation's pension plans, if any, or retirement after attaining the age of seventy-two (72) years, all options granted to such optionee and exercisable on the date of termination of employment or association shall expire on the earlier of (i) the tenth anniversary after the date of grant or (ii) three months after the day such optionee's employment or association with the Corporation ends.

           Subject to Section 7.7, if an optionee retires either pursuant to any of the Corporation's pension plans, if any, or after attaining the age of seventy-two (72) years, all options granted to such optionee, and exercisable on the date of such optionee's retirement shall expire on the earlier of (i) the tenth anniversary after the date of grant or (ii) three years after the date of optionee's retirement from the Corporation.

           Any  installment not exercisable on the date  of  such
     termination  or  retirement shall expire and be  thenceforth
     unexercisable.   Whether  authorized  leave  of  absence  or
     absence in military or governmental

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     service  may constitute employment for the purposes  of  the
     Plan shall be conclusively determined by the Committee.

          7.3(1)    FORFEITURE

          Subsequent to February 1, 1996, all stock option grants issued pursuant to the Plan shall be subject to the following forfeiture provisions:

          (a) Unless otherwise provided for in the instrument of grant, a Participant who resigns his or her position with the Corporation without the written consent of the Rio Board, and accepts employment, consulting, or other compensation for services from a Competitor Company, as defined below, within six (6) months after his or her last day of employment or association with the Corporation shall:

               1. forfeit all vested and unexercised options in such Participant's account; and

                2. reimburse the Corporation for all Profits, as defined below, earned pursuant to any exercise of options within six (6) months prior to or six (6) months subsequent to the date of giving notice of such Participant's resignation; provided however that all options must be exercised within ninety (90) days of the date of such Participant's termination, as provided in Section 7.3. Further, such reimbursement payable because of this provision shall be received by the Corporation from such Participant within ninety (90) days after the effective date of such Participant's resignation.

          (b) "Competitor Company" shall be defined as any gaming or hotel company, or any affiliate thereof, located within fifty (50) miles of any location in which the Corporation conducts business as of the effective date of such Participant's resignation.

          (c) "Profits" shall be defined as the differential between the exercise price and the last reported sale price on the day of exercise, multiplied by the number of option shares exercised.

          (d) This Section 7.3(1) shall not apply to any Participant who resigns:

                1. subsequent to the Corporation entering into a contractual commitment for a Change of Control of the Corporation (as defined in Section 10), but prior to an actual Change of Control; or

                2.    within one year following a Change of Control.

           7.4    EXERCISE UPON DEATH OF OPTIONEE

           If an optionee dies, the option may be exercised, to the extent of the number of shares that the optionee could have exercised on the date of such death, by the optionee's estate, personal representative or beneficiary who acquires the option by will or by the laws of descent and distribution. Such exercise may be made at any time prior to the earlier of (i) the tenth anniversary after the date of grant or (ii) three years after the date of such optionee's death. On the earlier of such dates, the option shall terminate.

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           7.5    ASSIGNABILITY

           (a) A stock option shall not be assigned, alienated, pledged, attached, sold, transferred or encumbered by a Participant other than by will or by the laws of descent and distribution, or in the case of a Non-statutory Option,

                 (1) by transfer without consideration by a Participant, subject to such rules as the Committee may adopt to preserve the purposes of the Plan (including limiting such transfers to transfers by Participants who are directors or executive officers of Rio or a Subsidiary), to

                      (A)  a member of his or her Immediate Family
               (as defined),

                      (B)  a trust solely  for the benefit of the
               Participant and his or  her  Immediate Family, or

                      (C)   a  partnership,   limited   liability
               company  or   corporation  whose   only  partners,
               members or shareholders are the Participant and/or his or her Immediate Family Members.

          (each transferee described in (1) is hereafter referred to as a "Permitted Transferee"), provided that the Committee is notified in advance in writing of the terms and conditions of any proposed transfer intended to be described in (1) and it determines that the proposed transfer complies with the requirements of the Plan and the applicable option agreement. Any purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance that does not qualify under (1) shall be void and unenforceable against the Corporation. For purposes of the Plan, "Immediate Family" means, with respect to a particular Participant, the Participant's spouse, children or grandchildren (including adopted and step children and grandchildren).

           (b) The terms of the stock option shall apply to the beneficiaries, executors and administrators of the
     Participant  and  of  the  Permitted  Transferees   of   the
     Participant (including the beneficiaries, executors and administrators of the Permitted Transferees), except that Permitted Transfers shall not transfer any stock option other than by will or by the laws of descent and distribution.

           (c) A stock option shall be exercised only by the Participant (or his or her attorney in fact or guardian) (including, in the case of a transferred option, by a Permitted Transferee), or, in the case of the Participant's death, by the Participant's executor or administrator (including, in the case of a transferred option, by the executor or administrator of the Permitted Transferee), and no shares of Common Stock shall be issued by Rio unless the exercise of a stock option is accompanied by sufficient payment, as determined by Rio or a Subsidiary, as applicable, to meet its withholding tax obligations on such exercise or by other arrangements satisfactory to the Committee to provide for such payment.

          7.6    LIMITATION ON INCENTIVE STOCK OPTIONS

          During a calendar year, the aggregate fair market value of the option stock (determined at the time of the ISO grant) for which ISOs are exercisable by a person for the first time under the Plan, cannot exceed $100,000.

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           7.7    EXPIRATION OF OPTIONS

           Notwithstanding the provisions of Sections 7.3 and 7.4 above, the Committee may, within its discretion, designate an expiration date for options granted hereunder which is later than the expiration dates contained in Sections 7.3 and 7.4.

     8.   RESTRICTED SHARE AWARDS

           8.1    GRANT OF RESTRICTED SHARE AWARDS

           The Committee will determine for each Participant the time or times when Restricted Shares shall be awarded and the number of shares of Common Stock to be covered by each Restricted Share award.

           8.2    RESTRICTIONS

           Shares of Common Stock issued to a Participant as a Restricted Share award will be subject to the following restrictions ("Share Restrictions"):

           (a) Except as set forth in Paragraphs 8.4 and 8.5, upon the termination of employment or association of a Participant with the Corporation, all of the Participant's Restricted Shares which are subject to Share Restrictions will be forfeited and returned to Rio or, in the event such Restricted Shares were provided to the Participant from shares of Common Stock purchased by the Subsidiary, then the Restricted Shares will be returned to the Subsidiary. In either case, all rights of the Participant to such Restricted Shares will terminate without any payment of consideration by Rio or the Subsidiary with which the
     Participant is employed or associated, unless the Participant maintains his or her employment or association (including consulting arrangements) with Rio or a Subsidiary for a period of time determined by the Committee.

           (b) During the longer of the restriction period ("Restriction Period") relating to a Restricted Share award or a period of six months and one day from the date of the award, none of the Restricted Shares subject to such award may be sold, assigned, bequeathed, transferred, pledged, hypothecated or otherwise disposed of in any way by the Participant.

          (c) The Committee may require the Participant to enter into an escrow agreement providing that the certificates representing Restricted Shares sold or granted pursuant to the Plan will remain in the physical custody of Rio or the employing Subsidiary or an escrow holder during the Restriction Period.

           (d) Each certificate representing a Restricted Share sold or granted pursuant to the Plan will bear a legend making appropriate reference to the restrictions imposed on the Restricted Share.

          (e) The Committee may impose other restrictions on any Restricted Shares sold pursuant to the Plan as it may deem advisable, including without limitation, restrictions under the Securities Act of 1933, as amended, under the requirements of any stock exchange upon which such share or shares of the same class are then listed and under any state securities laws or other securities laws applicable to such shares.

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           8.3    RIGHTS AS A STOCKHOLDER

           Except as set forth in Paragraph 8.2(b), the recipient of a Restricted Share award will have all of the rights of a stockholder of Rio with respect to the Restricted Shares, including the right to vote the Restricted Shares and to receive all dividends or other distributions made with respect to the Restricted Shares.

           8.4  LAPSE OF RESTRICTIONS AT TERMINATION OF EMPLOYMENT

           In the event of the termination of employment, or association of a Participant during the Restriction Period by reason of death, total and permanent disability, retirement as determined under any of the Corporation's pension plans, if any, or discharge from employment other than a discharge for cause, the Committee may, at its discretion, remove Share Restrictions on Restricted Shares subject to a Restricted Share award.

           Restricted Shares to which the Share Restrictions have not so lapsed will be forfeited and returned to the Corporation as provided in Paragraph 8.2(a).

           8.5     LAPSE  OF  RESTRICTIONS AT DISCRETION  OF  THE
                   COMMITTEE

           The Committee may shorten the Restriction Period or remove any or all Share Restrictions if, in the exercise of its absolute discretion, it determines that such action is in the best interests of the Corporation and equitable to the Participant.

           8.6    LISTING AND REGISTRATION OF SHARES

           The Corporation may, in its reasonable discretion, postpone the issuance and/or delivery of Restricted Shares until completion of stock exchange listing, or registration, or other qualification of such Restricted Shares under any law, rule or regulation.

           8.7    DESIGNATION OF BENEFICIARY

           A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Restricted Shares to which such Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Committee and may be revoked in writing by the Participant. If a Participant fails effectively to designate a beneficiary, then such Participant's estate will be deemed to be the beneficiary.

           8.8    WITHHOLDING OF TAXES FOR RESTRICTED SHARES

           When the Participant, as holder of the Restricted Shares, recognizes income, either on the Date of Grant or the date the restrictions lapse, Rio or a Subsidiary, as applicable, shall withhold from the shares of Common Stock, the number of shares necessary to satisfy Rio's or the Subsidiary's, as applicable, obligation to withhold federal taxes, such determination to be based on the shares' Fair Market Value as of the date income is recognized.

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      9.   CAPITAL ADJUSTMENTS

      The number and price of Common Stock covered by each award of options and/or Restricted Shares and the total number of shares that may be granted or sold under the Plan shall be proportionally adjusted to reflect, subject to any required action by stockholders, any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares or other similar corporate change.

     10.  CHANGE OF CONTROL

     Notwithstanding the provisions of Section 7, in the event of a change of control, all share restrictions on all Restricted Shares will lapse and vesting on all unexercised stock options will accelerate to the change of control date. For purposes of this plan, a "Change of Control" of Rio shall be deemed to have occurred at such time as (a) any "person" (as that term is used in Section 13(d) and 14(d) of the Exchange Act), other than Anthony A. Marnell II, James A. Barrett, or their affiliates, or an employee benefit plan of the Corporation becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
Act), directly or indirectly, of securities of Rio representing 25.0% or more of the combined voting power of Rio's outstanding securities ordinarily having the right to vote at the election of directors; or (b) individuals who constitute the Rio Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof; or (c) the approval by Rio's stockholders of the merger or consolidation of Rio with any other corporation or business organization, the sale of all or substantially all the assets of Rio, or the liquidation or dissolution of Rio; or (d) a proxy statement is distributed soliciting proxies from the stockholders of Rio seeking stockholder approval of a plan of reorganization, merger or consolidation of Rio with one or more corporations as a result of which the outstanding shares of Rio's securities are actually exchanged for or converted into cash or property or securities not issued by Rio; or (e) at least a majority of the Incumbent Board who are in office immediately prior to any action proposed to be taken by Rio determine that such proposed action, if taken, would constitute a change of control of Rio and such action is taken.

      11.  APPROVALS

      The issuance of shares pursuant to this Plan is expressly conditioned upon obtaining all necessary approvals from all regulatory agencies from which approval is required, including gaming regulatory agencies, and upon obtaining stockholder ratification of the Plan.

      12.  EFFECTIVE DATE OF PLAN

      The effective date of the Plan is January 26, 1995.

      13.  TERM AND AMENDMENT OF PLAN

      This Plan shall expire on January 30, 2005 (except to options and Restricted Shares outstanding on that date). The Rio Board may terminate or amend the Plan in any respect at any time, except that, without the approval of the holders of a majority of the outstanding Common Stock: the total number of shares that may be sold, issued or transferred under the Plan may not be increased (except by adjustment pursuant to Section 9); the provisions of Section 4 regarding eligibility may not be modified; the purchase price at which shares may be offered pursuant to options may not be reduced (except by adjustment pursuant to Section 9); and the expiration date of the Plan may not be extended and no change may be made which would cause the Plan not to comply with Rule 16b-3 of the Exchange Act. No action of the Rio Board or Rio's stockholders, however, may, without the

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consent  of  an optionee or Restricted Shares grantee,  alter  or impair  such Participant's rights under any option or  Restricted
Shares previously granted.

     14.  NO RIGHT OF EMPLOYMENT

     Neither the action of Rio in establishing this Plan, nor any action taken by the Rio Board, the board of directors of a Subsidiary, or the Committee, nor any provision of the Plan itself, shall be construed to limit in any way the right of Rio to terminate a Participant's employment or association at any time; nor shall it be evidence of any agreement or understanding, expressed or implied, that the Corporation will employ an employee in any particular position nor ensure participation in any future compensation or stock purchase program.

      15.  WITHHOLDING TAXES

      Rio or the Subsidiary, as applicable, shall have the right to deduct withholding taxes from any payments made pursuant to the Plan or to make such other provisions as it deems necessary or appropriate to satisfy its obligations to withhold federal, state or local income or other taxes incurred by reason of payments or the issuance of Common Stock under the Plan. Whenever under the Plan, Common Stock is to be delivered upon vesting of Restricted Shares or exercise of an option, the Committee shall be entitled to require as a condition of delivery that the Participant remit or provide for the withholding of an amount sufficient to satisfy all federal, state and other government withholding tax requirements related thereto.

      16.  PLAN NOT A TRUST

      Nothing contained in the Plan and no action taken pursuant to the Plan shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Corporation and any Participant, the executor, administrator or other personal representative, or designated beneficiary of such Participant, or any other persons. If and to the extent that any Participant or such Participant's executor, administrator or other personal representative, as the case may be, acquires a right to receive any payment from the Corporation pursuant to the Plan, such right shall be no greater than the right of an unsecured general creditor of the Corporation.

      17.  NOTICES

      Each Participant shall be responsible for furnishing the Committee with the current and proper address for the mailing of notices and delivery of agreements, Common Stock and cash pursuant to the Plan. Any notices required or permitted to be given shall be deemed given if directed to the person to whom addressed at such address and mailed by regular United States mail, first-class and prepaid. If any item mailed to such address is returned as undeliverable to the addressee, mailing will be suspended until the Participant furnishes the proper address. This provision shall not be construed as requiring the mailing of any notice or notification if such notice is not required under the terms of the Plan or any applicable law.

      18.  SEVERABILITY OF PROVISIONS

      If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provisions had not been included.

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

      19.  PAYMENT TO MINORS, ETC.

      Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipting therefor shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Corporation and other parties with respect thereto.

      20.  HEADINGS AND CAPTIONS

      The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

      21.  CONTROLLING LAW

      This Plan shall be construed and enforced according to the laws of the State of Nevada to the extent not preempted by federal law, which shall otherwise control.

      22.  ENFORCEMENT OF RIGHTS

     In the event the Corporation or a Participant is required to bring any action to enforce the terms of this Plan, the prevailing party shall be reimbursed by the non-prevailing party for all costs and fees, including actual attorney fees, for bringing and pursuing such action.

                               18